Exhibit 10.5

PLEDGE AGREEMENT

This PLEDGE AGREEMENT is dated as of June 1, 2026 (this “Agreement”), by and between the undersigned identified as a “Pledgor” on the signature pages hereto (each a “Pledgor” and collectively the “Pledgors”) and CONCRETE JUNGLE LTD., a company organized and existing under the laws of the British Virgin Islands (together with its permitted successors and assigns, the “Pledgee”).

RECITALS

A. Pursuant to that certain Term Loan, Security and Guaranty Agreement dated of even date herewith (as amended from time to time, the “Loan Agreement”) by and among the Borrower, the Guarantors a party thereto and the Pledgee, the Pledgee has agreed to make the Term Loan to the Borrower, all on the terms and subject to the conditions set forth in the Loan Agreement and the other Loan Documents.

B. The Guarantors are party to the Guaranty set forth in the Loan Agreement pursuant which they jointly and severally guarantied the Guarantied Obligations on the terms and provisions set forth therein.

C. It is a condition precedent to the making of the Term Loan that the Pledgors enter into this Agreement and pledge the Pledged Equity Interests and other Collateral hereunder to secure the payment and performance of the Secured Obligations (as defined in the Loan Agreement).

D. The Pledgors will collectively derive substantial direct and indirect benefits from the making of the extension of credit under the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Pledgee to make the Term Loan to the Borrower pursuant to the Loan Agreement, the parties hereto hereby agree as follows:

SECTION 1.

DEFINED TERMS.

1.1 Definitions.

(a) Unless otherwise defined herein, capitalized terms used herein without definition have the respective meanings ascribed to them in the Loan Agreement. Any term used herein without definition herein or in the Loan Agreement that is defined in the UCC has the meaning given to it in the UCC.

(b) The following terms shall have the following meanings:

“Collateral”: (i) the Pledged Equity Interests; (ii) any and all replacements, products and Proceeds of, and dividends, distributions in property, securities, returns of capital or other distributions made on or with respect to, any of the foregoing; (iii) all rights (including any management, voting and governance rights), claims, powers and privileges of the Pledgors with respect to the foregoing; and (iv) all books and records relating to any of the foregoing.

“Discharge of Obligations”: the payment in full in cash of all the Secured Obligations (in each case excluding inchoate indemnity obligations).

“Issuers”: means the entities listed on Schedule 1 hereto as “Issuers.”

“Pledged Equity Interests”: means all issued and outstanding Equity Interests of the Issuers owned or held of record or beneficially by the applicable Pledgor from time to time, including the Equity Interests listed on Schedule 1 hereto (and the certificates, if any, representing such Equity Interests), and all additional Equity Interests of the Issuers hereafter acquired by any Pledgor in any manner.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, shall include all dividends or other income from any Pledged Equity Interests constituting Collateral and all collections thereon or distributions or payments with respect thereto.

1.2 Other Definitional Provisions. The rules of interpretation set forth in Sections 1.2 through 1.4 of the Loan Agreement are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

SECTION 2.

GRANT OF SECURITY INTEREST

2.1 Grant of Security Interests. To secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Pledgor hereby pledges to the Pledgee, and grants a first priority and exclusive security interest and Lien in favor of the Pledgee in and to, all right, title and interest in, to and under the Collateral, wherever located, whether now owned or hereafter acquired or arising.

SECTION 3.

REPRESENTATIONS AND WARRANTIES

To induce the Pledgee to enter into the Loan Agreement and to fund the Term Loan to the Borrower on the Closing Date, the Pledgors hereby jointly and severally represent and warrant to the Pledgee that:

3.1 Title; No Other Liens. Each Pledgor is the sole owner of each item of the Collateral that it purports to own, free and clear of any and all Liens and other claims of others other than the Liens in favor of Pledgee. No financing statement or other instrument similar in effect covering all or any part of the Collateral or listing such Pledgor as debtor is on file in any recording office, except those that have been filed in favor of the Pledgee or as otherwise permitted under the Loan Agreement.

3.2 Perfection.

(a) As of the date of this Agreement, no original certificates representing or evidencing any Collateral exist.

(b) This Agreement is effective to create in favor of the Pledgee a legal, valid and enforceable security interest in the Collateral and the proceeds thereof.

(c) All financing statements, agreements, instruments and other documents necessary to perfect the pledge, security interest and Lien granted by each Pledgor to the Pledgee in respect of the Collateral have been delivered to the Pledgee in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Collateral.

3.3 Pledgor Information. Each Pledgor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of Pledgor’s chief executive office or sole place of business are specified on Schedule 2. Schedule 2 also lists the Pledgor’s jurisdiction and type of organization and legal name at any time during the four months preceding the date hereof, if different from those in the preceding sentence.

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3.4 Pledged Equity Interests. Schedule 1 sets forth a complete and accurate list of all Pledged Equity Interests held by the Pledgors on the date hereof. (a) All of the Pledged Equity Interests held by the Pledgors have been duly and validly issued, and are fully paid and non-assessable, (b) the Pledgors are the legal record and beneficial owner thereof, respectively, (c) there are no restrictions on the transferability of such Pledged Equity Interests to the Pledgee or with respect to the foreclosure, transfer or disposition thereof by the Pledgee, except as provided under applicable securities or “Blue Sky” laws and (d) the Pledged Equity Interests pledged by the Pledgors constitute all of the issued and outstanding shares of Equity Interests of the Issuer, respectively. The Pledged Equity Interests constitute “securities” for purposes of the UCC of the jurisdiction in which the Issuer is organized.

3.5 Power, Authorization; Enforceable Obligations. Each Pledgor has the corporate, limited liability company, other entity or individual power and authority, and the legal right, to make, deliver and perform this Agreement. Each Pledgor has taken all necessary corporate, limited liability company, limited partnership or other entity action, to the extent applicable, to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered on behalf of each Pledgor. This Agreement constitutes a legal, valid and binding obligation of each Pledgor, enforceable against each such Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 4.

COVENANTS

Each Pledgor covenants and agrees with the Pledgee that, from and after the date of this Agreement until the Discharge of Obligations:

4.1 Delivery of the Collateral. Subject to the last sentence of this Section 4.1, the Pledgors shall cause (x) any certificates that come into existence after the date of this Agreement representing or evidencing any Collateral to promptly (and in no event later than ten (10) after such certificates come into existence, unless otherwise consented to by Pledgee in writing in its sole discretion) be delivered to the Pledgee in suitable form for transfer by delivery or accompanied by duly executed undated instruments of transfer or assignment in blank in order to provide to the Pledgee, following receipt by the Pledgee thereof, a perfected first priority security interest and Lien therein. Notwithstanding the foregoing or anything else to the contrary, the Pledgors shall not permit any Issuer to issue any certificates that would represent or evidence any Collateral without providing prior written notice to the Pledgee of the same and obtaining the prior written approval of the Pledgee, which approval may be given or withheld in the Pledgee’s sole discretion.

4.2 Maintenance of Perfected Security Interest; Further Documentation. The Pledgors shall maintain the security interests of the Pledgee created by this Agreement as perfected security interests having at least the priority described in Section 3.2. Each Pledgor shall defend the right, title and interest of the Pledgee in and to the Collateral against the claims and demands of all Persons whomsoever, including notification of the Pledgee’s interest in Collateral at Pledgee’s reasonable request.

4.3 No Other Liens. No Pledgor shall grant or suffer to exist any Lien in the Collateral securing debt for borrowed money without the written consent of the Pledgee.

4.4 Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Pledgee such additional financing statements, amendments, assignments, agreements, supplements, membership certificates, membership powers, stock certificates, stock powers and instruments, and will obtain such governmental consents and corporate approvals and will cause to be done all such other things, as the Pledgee may in its judgment deem necessary or appropriate in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted in this Agreement as provided herein and the rights and interests granted to the Pledgee hereunder, and enable the Pledgee to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral, including the filing of any financing statements, continuation statements and other documents under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form and substance satisfactory to the Pledgee and in such offices wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Collateral as provided herein and to preserve the other rights and interests granted to the Pledgee hereunder, as against third parties, with respect to the Collateral. With respect to all Collateral of the Pledgors over which the Pledgee may obtain “control” within the meaning of section 8-106 of the UCC, the Pledgors shall take all actions as may be requested from time to time by the Pledgee so that control of such Collateral is obtained and at all times held by the Pledgee. Without limiting the generality of the foregoing, but subject to applicable law, the Pledgors shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Pledgee from time to time upon request by the Pledgee such lists, schedules, descriptions and designations of the Collateral, statements, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Pledgee shall reasonably request. If an Event of Default has occurred and is continuing, the Pledgee may institute and maintain, in its own name or in the name of Pledgor, such suits and proceedings as the Pledgee may deem necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgor.

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SECTION 5.

EXISTING VOTING RIGHTS AND DISTRIBUTIONS

Each Pledgor covenants and agrees with the Pledgee that, from and after the date of this Agreement until the Discharge of Obligations:

5.1 Existing Voting Rights and Distributions.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Equity Interests or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Loan Agreement or any other Loan Document; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could impair the Collateral or which could be inconsistent with or result in any violation of any provision of the Loan Agreement, this Agreement or any other Loan Document.

(ii) Each Pledgor shall be entitled to receive and retain, free and clear of the Lien hereof, any and all distributions, if and to the extent made in accordance with the provisions of the Loan Agreement; provided, however, that any and all (A) non-cash distributions paid, received or otherwise distributed in respect of, or in exchange for, any Pledged Equity Interests, (B) cash distributions paid in respect of any Pledged Equity Interests in connection with a liquidation or dissolution or reorganization or in connection with a reduction of capital, capital surplus, stock-split, spin-off or similar rearrangement and (C) cash paid or otherwise distributed in respect of principal, or redemption of, or in exchange for, any Pledged Equity Interests, shall be immediately delivered to the Pledgee to hold as Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgors and be immediately delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

(b) The Pledgee shall be deemed without further action to have granted to the Pledgors all necessary consents relating to voting rights and shall, if necessary, upon written request of the Pledgors and at the sole cost and expense of the Pledgor, from time to time execute and deliver (or cause to be executed and delivered) to the Pledgors all such instruments as Pledgor may reasonably request in order to permit Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.1(a)(i) and to receive the distributions which it is authorized to receive and retain pursuant to Section 5.1(a)(ii).

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(c) Immediately and automatically upon the occurrence of any Event of Default:

(i) All rights of the Pledgors to exercise the voting and other consensual rights they would otherwise be entitled to exercise pursuant to Section 5.1(a)(i) shall immediately cease, and all such rights shall thereupon become vested in the Pledgee, and the Pledgee shall have the sole right to exercise such voting and other rights. The Pledgors hereby acknowledge and agree that upon the occurrence of an Event of Default, the Pledgee shall have the right to take any further corporate action, including any registration of Pledged Equity Interests on the books and records of the Issuer which registration shall not be a condition to any such action or to exercise the voting rights to replace the board of directors or similar governing body of the Issuer with independent directors or members selected by the Pledgee, notwithstanding any provision in the Issuer’s organizational documents. Each of the Pledgors acknowledges that: (i) it understands the seriousness of the provisions of this Agreement; (ii) it has had a full opportunity to consult with counsel of its choice; and (iii) it has consulted with counsel of its choice or has decided not to avail itself of that opportunity.

(ii) All rights of the Pledgors to receive distributions which they would otherwise be authorized to receive and retain pursuant to Section 5.1(a) shall immediately cease and all such rights shall thereupon become vested in the Pledgee, which shall have the sole right to receive and hold such distributions as Collateral.

5.2 Consent of Pledgors. The Pledgors hereby (i) consent, upon the occurrence and during the continuance of an Event of Default, to the automatic transfer of the voting rights appurtenant to the Pledged Equity Interests to the Pledgee or its nominee and to the substitution of the Pledgee or its nominee as a substituted member in such limited liability company for purposes of exercising such voting rights and (ii) irrevocably waive any and all provisions of the applicable organizational documents that conflict with the terms of this Agreement or prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Pledged Equity Interests or any enforcement action which may be taken in respect of any such Lien.

SECTION 6.

REMEDIES

6.1 Remedies.

(a) If any Event of Default shall have occurred and be continuing, the Pledgee may exercise, in addition to the other rights and remedies provided for herein or in any other Loan Document or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may:

(i) (A) exercise any voting rights relating to the Collateral (whether or not the same shall have been transferred into its name or the name of its nominee) for any lawful purpose, including for the liquidation of the assets of the Issuer, a change in the governing body of the Issuer and the amendment or modification of the organizational documents of the Issuer, (B) give all consents, waivers, approvals, and ratifications in respect of such Collateral, (C) receive all amounts payable in respect of the Collateral otherwise payable under Section 5.1(a) to the Pledgor, (D) exercise any and all rights and remedies of the Pledgors under or in connection with the Collateral, and (E) otherwise act with respect to the Collateral as though it were the outright owner thereof (the Pledgors hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgors, with full power and authority of substitution, to do so);

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(ii) demand, sue for, collect, compromise, or settle any rights or claims in respect of any Collateral, as attorney-in-fact pursuant to Section 6.7 or otherwise/as the Pledgee deems suitable;

(iii) without demand for performance by the Pledgors, sell, resell, assign and deliver or grant a license to use or otherwise dispose of the Collateral or any part thereof, in one or more parcels at public or private sale, at any of the Pledgee’s offices or elsewhere, for cash, in exchange for the Secured Obligations or any portion thereof, on credit or for future delivery, and upon such other terms as the Pledgee may deem commercially reasonable;

(iv) cause all or any part of the Collateral held by it to be transferred into its name or the name of its nominee;

(v) without notice to the Pledgors except as required by law and at any time or from time to time, charge, set off and otherwise apply all or part of the Secured Obligations against any funds deposited with it or held by it;

(vi) require the Pledgors to, and each Pledgor hereby agrees that it shall at its expense and promptly upon request of the Pledgee forthwith, assemble all or part of the Collateral as directed by the Pledgee and make it available to the Pledgee at a place to be designated by the Pledgee that is reasonably convenient to both parties;

(vii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process; and/or

(viii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Pledgee deems appropriate.

(b) The Pledgee is authorized, in connection with any sale of the Collateral pursuant to this Section 6.1, to deliver or otherwise disclose to any prospective purchaser of the Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to Section 6.3; (ii) any information and projections provided to it pursuant to Section 6.3, and (iii) any other information in its possession relating to such Collateral.

6.2 Sale of Pledged Collateral. In the event of any sale or other disposition of the Collateral as provided in Section 6, unless the Collateral is perishable or threatens to decline speedily in value, each of the Pledgors hereby acknowledges that ten (10) days’ prior notice of such sale or other disposition shall be reasonable notice to the extent notice is required by law and cannot be waived. The Pledgee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Pledgee may enforce its rights hereunder without any other notice and without any other action now or hereafter required by law, regulation, judicial order or decree or otherwise (all of which are hereby expressly waived by Pledgor, to the fullest extent permitted by law). The Pledgee may buy any part or all of the Collateral at any public sale or private (to the extent the portion of Collateral being privately sold is of a type customarily sold or otherwise disposed of in a recognized market or is of a type which is the subject of widely-distributed standard price quotations), and in each case may make payments thereof by any means. At any sale of the Collateral, if permitted by applicable law, the Pledgee or any of its Affiliates be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. Pledgor hereby waives and releases to the fullest extent permitted by law any right, claims or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights and claims, if any, of marshalling the Collateral and any other security for the Secured Obligations or otherwise. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall it be under any obligation to take any action with regard thereto. The Pledgee shall not be obligated to clean-up or otherwise prepare the Collateral for sale. Pledgor agrees that it would not be commercially unreasonable for the Pledgee to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.

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6.3 Registration of Equity Interests. If the Pledgee elects to exercise its right to sell any or all Collateral pursuant to Section 6, and if in the opinion of the Pledgee it is necessary or advisable to have the Collateral (or the portion to be sold) registered under the provisions of the Securities Act, the Pledgors will, at any time and from time to time upon the written request of the Pledgee, use its commercially reasonable efforts to take or cause the Issuer to take such action, and prepare, distribute and file such documents, as are necessary or advisable in the reasonable opinion of counsel for the Pledgee to permit the public sale of such Collateral including to (a) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments, agreements and documents, and do or cause to be done all such other acts as may be, in the opinion of the Pledgee, necessary or advisable to register and sell such Collateral in compliance with the Securities Act, (ii) use its commercially reasonable efforts to cause the related registration statement to become and remain effective for a period of one year from the date of the first public offering of such Collateral, and (b) make all amendments thereto and/or to the related prospectus which, in the opinion of the Pledgee, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto or in the opinion of any underwriters selected by the Pledgee to effectuate such purchase. Pledgor further agrees to indemnify, defend and hold harmless the Pledgee, any underwriter and their respective directors, officers, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel to the Pledgee), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to Pledgor or the Issuer by the Pledgee expressly for use therein. Pledgor further agrees, upon written request, to use its commercially reasonable efforts to qualify, file or register, or cause the Issuer to (i) qualify, file or register, any of the Collateral under the “Blue Sky” or other securities laws of such states as may be requested by the Pledgee and keep effective all such qualifications, filings or registrations and (ii) to promptly make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act. Pledgor will bear all costs and expenses of carrying out its obligations under this Section.

6.4 Private Sales. Each Pledgor recognizes that, if the Pledgee shall determine to exercise its rights to sell any or all of the Pledged Equity Interests pursuant to Section 6, the Pledgee may be unable to effect a public sale or other disposition of the Collateral due to the lack of a ready market for the Collateral, a limited number of potential buyers of the Collateral or certain prohibitions contained in the Securities Act, state securities laws, and other applicable laws, and that the Pledgee may be compelled to resort to one or more private sales or other dispositions thereof to a restricted group of purchasers. Each Pledgor agrees that such private sales or other dispositions may be at prices and other terms less favorable to the seller than if sold at public sales or other dispositions and that such private sales or other dispositions shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation hereunder or otherwise (except as provided by applicable law) to delay a sale or other disposition of any of the Collateral for the period of time necessary to permit the registration of such securities for public sale or other public disposition under the Securities Act and applicable state securities laws. The Pledgee shall incur no liability as a result of the sale or other disposition of any of the Collateral, or any part thereof, at any private sale which complies with the requirements of this Section 6. Pledgor hereby waives, to the extent permitted by applicable law, any claims against the Pledgee arising by reason of the fact that the price at which any of the Collateral, or any part thereof, may have been sold or otherwise disposed of at such private sale was less than the price that might have been obtained at a public sale or other public disposition, even if the Pledgee accepts the first offer deemed by the Pledgee on good faith to be commercially reasonable under the circumstances and does not offer any of the Collateral to more than one offeree.

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6.5 No Waiver and Cumulative Remedies. No failure on the part of the Pledgee to exercise, no course of dealing with respect to, and no delay on the part of the Pledgee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Pledgee be required to look first to, enforce or exhaust any other security, collateral or guaranties. The Pledgee shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

6.6 Application of Proceeds. Upon the exercise by the Pledgee of its remedies hereunder, any proceeds received by the Pledgee in respect of any realization upon any Collateral shall be applied in accordance with the Loan Agreement. Each Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Pledgee to collect such deficiency.

6.7 Pledgee’s Appointment as Attorney-in-Fact, etc.

(a) Each Pledgor hereby irrevocably constitutes and appoints the Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority until the Discharge of Obligations or release of the Pledgors in accordance with the Loan Documents in the place and stead of the Pledgors and in the name of each such Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, upon the occurrence and during the continuation of an Event of Default, with respect to which the Pledgee is permitted to exercise remedies pursuant to Section 10 of the Loan Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, upon the occurrence and during the continuation of an Event of Default.

(b) To the fullest extent permitted by applicable law, each Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue, and in accordance with the terms, hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

6.8 PROXY. EACH PLEDGOR HEREBY IRREVOCABLY (SOLELY UNTIL PAYMENT IN FULL OF THE OBLIGATIONS (OTHER THAN CONTINGENT INDEMNIFICATION OBLIGATIONS) AND THE TERMINATION OF THE COMMITMENTS (OR ANY REFINANCING THEREOF)) CONSTITUTES AND APPOINTS THE PLEDGEE AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.7 ABOVE AND SUBJECT TO THE TERMS OF THIS AGREEMENT) WITH RESPECT TO THE PLEDGED EQUITY INTERESTS, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED EQUITY INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO, WHICH SHALL BE EXERCISABLE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, WITH RESPECT TO WHICH THE PLEDGEE IS PERMITTED TO EXERCISE REMEDIES PURSUANT TO SECTION 10 OF THE LOAN AGREEMENT WITHOUT ANY FURTHER ACTION OR NOTICE. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, WITH RESPECT TO WHICH THE PLEDGEE IS PERMITTED TO EXERCISE REMEDIES PURSUANT TO SECTION 10 OF THE LOAN AGREEMENT, IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED EQUITY INTERESTS, THE APPOINTMENT OF THE PLEDGEE AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED EQUITY INTERESTS WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, WITH RESPECT TO WHICH THE PLEDGEE IS PERMITTED TO EXERCISE REMEDIES PURSUANT TO SECTION 10 OF THE LOAN AGREEMENT, SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED EQUITY INTERESTS ON THE RECORD BOOKS OF THE ISSUER) BY ANY PERSON (INCLUDING THE ISSUER OR ANY OFFICER OR AGENT THEREOF). THIS PROXY IS EXPRESSLY INTENDED TO BE VALID FOR MORE THAN SIX MONTHS FROM THE DATE HEREOF.

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6.9 Authorization to File Financing Statements. Pursuant to any applicable law, and prior to the payment in full of the Secured Obligations, each Pledgor authorizes the Pledgee, to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral or without the signature of the Pledgors in such form and in such offices as the Pledgee determines appropriate to perfect the security interests of the Pledgee under this Agreement. Each Pledgor hereby ratifies and authorizes the filing by the Pledgee of any financing statement with respect to the Collateral made prior to the date hereof.

6.10 Marshaling. The Pledgee shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, each Pledgor hereby irrevocably agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Pledgee’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each of the Pledgors hereby irrevocably waives the benefits of all such laws.

SECTION 7.

MISCELLANEOUS

7.1 Notices. All notices, requests and demands to or upon the parties hereto hereunder shall be effected in the manner provided for in Section 12.2 of the Loan Agreement, provided that the term “Lender” under the Loan Agreement shall be “Pledgee” hereunder.

7.3 No Waiver by Course of Conduct; Cumulative Remedies. The Pledgee shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default, as applicable. No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

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7.4 Incorporation by Reference. Section 12.1 (Severability), Section 12.3 (Entire Agreement; Amendments), Section 12.6 (Successor and Assigns), Section 12.8 (Consent to Jurisdiction and Venue), Section 12.9 (Waiver of Jury Trial) and Section 12.13 (Counterparts) are hereby incorporated by reference, mutatis mutandis, as if set forth herein in full.

7.5 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS REQUIRING APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

7.6 Acknowledgements. Each Pledgor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) the Pledgee does not have any fiduciary relationship with or duty to the Pledgors arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Pledgors, on the one hand, and the Pledgee, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Pledgors and the Pledgee.

7.7 Releases. Upon the Discharge of Obligations, the Pledgee shall reasonably cooperate with the Pledgor to release the Liens in favor of the Pledgee created hereby and terminate this Agreement with respect to the Pledgee. Following such termination, the Pledgee, at the sole expense of the Pledgors, shall deliver to the Pledgors any original possessory collateral held by the Pledgee hereunder. At the sole expense of any Pledgor following any such termination, the Pledgee shall deliver such documents as such Pledgor shall reasonably request to evidence such termination.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each of the undersigned has caused this Pledge Agreement to be duly executed and delivered as of the date first written above.

PLEDGORS

PHOENIX MOTOR INC.,
a Delaware corporation

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chairman and Chief Executive Officer

PHOENIXEV INC.,
a Delaware corporation

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

EDISONFUTURE MOTOR INC.,
a Delaware corporation

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

PLEDGEE

CONCRETE JUNGLE LTD., a company organized and existing under the laws of the British Virgin Islands

By:	/s/ Congrui Wang
Name:	Congrui Wang
Title:	President

[Signature Page to Pledge Agreement]

ISSUERS’ ACKNOWLEDGMENT

The undersigned hereby irrevocably and unconditionally (a) acknowledge receipt of the Pledge Agreement (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of the date of the Pledge Agreement made by and among the foregoing Pledgors and foregoing pledgee (in such capacity and together with any successors and assigns in such capacity, the “Pledgee”), (b) agree promptly to note on its books the security interests granted to the Pledgee and confirmed under the Pledge Agreement, (c) agree that it will comply with instructions of the Pledgee with respect to the applicable Pledged Equity Interests without further consent by any Pledgor or other Person and notwithstanding contrary instructions given by any Pledgor or such Person, (d) agree to notify the Pledgee upon obtaining knowledge of any interest in favor of any Person in the applicable Pledged Equity Interests that is adverse to the interest of the Pledgee therein, (e) agree, following their receipt of a notice from the Pledgee stating that the Pledgee is exercising exclusive control of the Pledged Equity Interests, not to comply with any instructions or orders regarding any or all of the Pledged Equity Interests originated by any Pledgor or other Person other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction and (f) waive any right or requirement at any time hereafter to receive a copy of the P]edge Agreement in connection with the registration of any Pledged Equity Interests thereunder in the name of the P]edgee or its nominee or the exercise of voting rights by the Pledgee or its nominee.

PHOENIX CARS LLC,
a Delaware limited liability company

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

PHOENIX MOTORCARS LEASING LLC,
a California limited liability company

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

PHOENIXEV INC.,
a Delaware corporation

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

PHOENIXEV OPERATING LLC,
a South Carolina limited liability company

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

EDISONFUTURE MOTOR INC.,
a Delaware corporation

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer

EDISONFUTURE INTERNATIONAL CO.,
LIMITED, a company organized and existing under the laws of Hong Kong

By:	/s/ Xiaofeng Denton Peng
Name:	Xiaofeng Denton Peng
Title:	Chief Executive Officer